Due to Former Director - Related Party	12 Months Ended
Jun. 30, 2020
Related Party Transactions [Abstract]
Due to Former Director - Related Party

NOTE 4 – DUE TO FORMER DIRECTOR - RELATED PARTY

Due to director - related party represents unsecured advances made primarily by a former director for operating expenses on behalf of the Company such as intellectual property and formation expenses. The expenses were paid for on behalf of the Company and are due upon demand. The Company is currently not being charged interest under these advances. The total amount owed the former director at June 30, 2020 and 2019 is $30,639 and $31,164, respectively. The Company plans to repay the advances as its cash resources allow. (see Note 10)